SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Investment Trust
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIDELITY AGGRESSIVE INTERNATIONAL FUND
FIDELITY CANADA FUND, FIDELITY ADVISOR CANADA FUND*
FIDELITY CHINA REGION FUND, FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE FUND
FIDELITY EUROPE CAPITAL APPRECIATION FUND
FIDELITY INTERNATIONAL DISCOVERY FUND
FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND**
FIDELITY INTERNATIONAL SMALL CAP FUND
FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND***
FIDELITY INTERNATIONAL SMALL CAP OPPORTUNITIES FUND
FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND****
FIDELITY INTERNATIONAL VALUE FUND
FIDELITY ADVISOR INTERNATIONAL VALUE FUND*****
FIDELITY JAPAN FUND, FIDELITY JAPAN SMALLER COMPANIES FUND
FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND
FIDELITY OVERSEAS FUND, FIDELITY PACIFIC BASIN FUND
FIDELITY SOUTHEAST ASIA FUND, FIDELITY WORLDWIDE FUND

FUNDS OF FIDELITY INVESTMENT TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198
or
1-877-208-0098

(For Fidelity Advisor Canada Fund, Fidelity Advisor International Discovery Fund, Fidelity Advisor International Small Cap Fund, Fidelity Advisor International Small Cap Opportunities Fund, and Fidelity Advisor International Value Fund)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund (the funds), will be held at an office of Fidelity Investment Trust (the trust), 245 Summer Street, 14th Floor, Boston, Massachusetts 02210 on November 14, 2007, at 9:30 A.M. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.

2. To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on September 17, 2007 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

September 17, 2007

* Fidelity Advisor Canada Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity Canada Fund.

** Fidelity Advisor International Discovery Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Discovery Fund.

*** Fidelity Advisor International Small Cap Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Small Cap Fund.

**** Fidelity Advisor International Small Cap Opportunities Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Small Cap Opportunities Fund.

***** Fidelity Advisor International Value Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Value Fund.

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INVESTMENT TRUST:

FIDELITY AGGRESSIVE INTERNATIONAL FUND, FIDELITY CANADA FUND
FIDELITY ADVISOR CANADA FUND, FIDELITY CHINA REGION FUND
FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE FUND
FIDELITY EUROPE CAPITAL APPRECIATION FUND
FIDELITY INTERNATIONAL DISCOVERY FUND
FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND
FIDELITY INTERNATIONAL SMALL CAP FUND
FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND
FIDELITY INTERNATIONAL SMALL CAP OPPORTUNITIES FUND
FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND
FIDELITY INTERNATIONAL VALUE FUND
FIDELITY ADVISOR INTERNATIONAL VALUE FUND, FIDELITY JAPAN FUND
FIDELITY JAPAN SMALLER COMPANIES FUND, FIDELITY LATIN AMERICA FUND
FIDELITY NORDIC FUND, FIDELITY OVERSEAS FUND
FIDELITY PACIFIC BASIN FUND, FIDELITY SOUTHEAST ASIA FUND
FIDELITY WORLDWIDE FUND

TO BE HELD ON NOVEMBER 14, 2007

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund (the funds) and at any adjournments thereof (the Meeting), to be held on November 14, 2007 at 9:30 A.M. ET at 245 Summer Street, 14th Floor, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about September 17, 2007. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Fidelity Aggressive International Fund	$ 10,000	$ 2,000
Fidelity Canada Fund	$ 10,000	$ 2,000
Fidelity Advisor Canada Fund: Class A	$ 10,000	$ 2,000
Fidelity Advisor Canada Fund: Class T	$ 10,000	$ 2,000
Fidelity Advisor Canada Fund: Class B	$ 10,000	$ 2,000
Fidelity Advisor Canada Fund: Class C	$ 10,000	$ 2,000
Fidelity Advisor Canada Fund: Institutional Class	$ 10,000	$ 2,000
Fidelity China Region Fund	$ 10,000	$ 2,000
Fidelity Diversified International Fund	$ 10,000	$ 2,000
Fidelity Emerging Markets Fund	$ 10,000	$ 2,000
Fidelity Europe Fund	$ 10,000	$ 2,000
Fidelity Europe Capital Appreciation Fund	$ 10,000	$ 2,000
Fidelity International Discovery Fund	$ 10,000	$ 2,000
Fidelity Advisor International Discovery Fund: Class A	$ 10,000	$ 2,000
Fidelity Advisor International Discovery Fund: Class T	$ 10,000	$ 2,000
Fidelity Advisor International Discovery Fund: Class B	$ 10,000	$ 2,000
Fidelity Advisor International Discovery Fund: Class C	$ 10,000	$ 2,000
Fidelity Advisor International Discovery Fund: Institutional Class	$ 10,000	$ 2,000
Fidelity International Small Cap Fund	$ 10,000	$ 2,000
Fidelity Advisor International Small Cap Fund: Class A	$ 10,000	$ 2,000
Fidelity Advisor International Small Cap Fund: Class T	$ 10,000	$ 2,000
Fidelity Advisor International Small Cap Fund: Class B	$ 10,000	$ 2,000
Fidelity Advisor International Small Cap Fund: Class C	$ 10,000	$ 2,000
Fidelity Advisor International Small Cap Fund: Institutional Class	$ 10,000	$ 2,000
Fidelity International Small Cap Opportunities Fund	$ 10,000	$ 2,000
Fidelity Advisor International Small Cap Opportunities Fund: Class A	$ 10,000	$ 2,000
Fidelity Advisor International Small Cap Opportunities Fund: Class T	$ 10,000	$ 2,000
Fidelity Advisor International Small Cap Opportunities Fund: Class B	$ 10,000	$ 2,000
Fidelity Advisor International Small Cap Opportunities Fund: Class C	$ 10,000	$ 2,000
Fidelity Advisor International Small Cap Opportunities Fund: Institutional Class	$ 10,000	$ 2,000
Fidelity International Value Fund	$ 10,000	$ 2,000
Fidelity Advisor International Value Fund: Class A	$ 10,000	$ 2,000
Fidelity Advisor International Value Fund: Class T	$ 10,000	$ 2,000
Fidelity Advisor International Value Fund: Class B	$ 10,000	$ 2,000
Fidelity Advisor International Value Fund: Class C	$ 10,000	$ 2,000
Fidelity Advisor International Value Fund: Institutional Class	$ 10,000	$ 2,000
Fidelity Japan Fund	$ 10,000	$ 2,000
Fidelity Japan Smaller Companies Fund	$ 10,000	$ 2,000
Fidelity Latin America Fund	$ 10,000	$ 2,000
Fidelity Nordic Fund	$ 10,000	$ 2,000
Fidelity Overseas Fund	$ 10,000	$ 2,000
Fidelity Pacific Basin Fund	$ 10,000	$ 2,000
Fidelity Southeast Asia Fund	$ 10,000	$ 2,000
Fidelity Worldwide Fund	$ 10,000	$ 2,000

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the funds or classes provided the expenses do not exceed Fidelity Canada Fund's, Fidelity International Discovery Fund's, Fidelity International Small Cap Opportunities Fund's, and Fidelity Nordic Fund's existing voluntary expense caps of:

	 Class A	 Class T	 Class B	 Class C	 Institutional Class	 Retail Class
Fidelity Advisor Canada Fund*	 1.50%	 1.75%	 2.25%	 2.25%	 1.25%	 --
Fidelity Advisor International Discovery Fund*	 1.50%	 1.75%	 2.25%	 2.25%	 1.25%	 --
Fidelity Advisor International Small Cap Fund*	 1.65%	 1.90%	 2.40%	 2.40%	 1.40%	 --
Fidelity Advisor International Small Cap Opportunities Fund*	 1.65%	 1.90%	 2.40%	 2.40%	 1.40%	 --
Fidelity Advisor International Value Fund*	 1.50%	 1.75%	 2.25%	 2.25%	 1.25%	 --
Fidelity International Value Fund	 --	 --	 --	 --	 --	 1.25%
Fidelity Nordic Fund	 --	 --	 --	 --	 --	 1.25%

* Fidelity Advisor Canada Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity Canada Fund; Fidelity Advisor International Discovery Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Discovery Fund; Fidelity Advisor International Small Cap Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Small Cap Fund; Fidelity Advisor International Small Cap Opportunities Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Small Cap Opportunities Fund; Fidelity Advisor International Value Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Value Fund.

Expenses exceeding Fidelity Advisor Canada Fund's Class A, Class T, Class B, Class C, and Institutional Class, Fidelity Advisor International Discovery Fund's Class A, Class T, Class B, Class C, and Institutional Class, Fidelity Advisor International Small Cap Fund's Class A, Class T, Class B, Class C, and Institutional Class, Fidelity Advisor International Small Cap Opportunities Fund's Class A, Class T, Class B, Class C, and Institutional Class, and Fidelity Nordic Fund's voluntary expense cap will be paid by FMR.

The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund. The costs are allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

Fidelity Management & Research Company (FMR), each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the funds, is 245 Summer Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Research & Analysis Company (FRAC) (formerly known as Fidelity Management & Research (Far East) Inc. (FMR Far East)), located at 245 Summer Street, Boston, Massachusetts 02110; Fidelity Investments Japan Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Shares of each fund or class of shares of each fund, as applicable, of the trust issued and outstanding as of July 31, 2007 are indicated in the following table:

Fund Name	Number of Shares
Fidelity Aggressive International Fund	 39,804,848
Fidelity Canada Fund	 68,473,326
Fidelity Advisor Canada Fund: Class A	 50,701
Fidelity Advisor Canada Fund: Class T	 48,369
Fidelity Advisor Canada Fund: Class B	 20,169
Fidelity Advisor Canada Fund: Class C	 33,096
Fidelity Advisor Canada Fund: Institutional Class	 18,045
Fidelity China Region Fund	 35,752,932
Fidelity Diversified International Fund	 1,297,528,963
Fidelity Emerging Markets Fund	 159,647,448
Fidelity Europe Fund	 116,544,130
Fidelity Europe Capital Appreciation Fund	 46,281,614
Fidelity International Discovery Fund	 284,548,829
Fidelity Advisor International Discovery Fund: Class A	 6,686,466
Fidelity Advisor International Discovery Fund: Class T	 840,217
Fidelity Advisor International Discovery Fund: Class B	 256,453
Fidelity Advisor International Discovery Fund: Class C	 434,889
Fidelity Advisor International Discovery Fund: Institutional Class	 988,608
Fidelity International Small Cap Fund	 56,057,459
Fidelity Advisor International Small Cap Fund: Class A	 1,242,477
Fidelity Advisor International Small Cap Fund: Class T	 1,375,243
Fidelity Advisor International Small Cap Fund: Class B	 378,919
Fidelity Advisor International Small Cap Fund: Class C	 685,614
Fidelity Advisor International Small Cap Fund: Institutional Class	 260,575
Fidelity International Small Cap Opportunities Fund	 85,229,981
Fidelity Advisor International Small Cap Opportunities Fund: Class A	 3,529,460
Fidelity Advisor International Small Cap Opportunities Fund: Class T	 2,665,551
Fidelity Advisor International Small Cap Opportunities Fund: Class B	 616,395
Fidelity Advisor International Small Cap Opportunities Fund: Class C	 2,175,071
Fidelity Advisor International Small Cap Opportunities Fund: Institutional Class	 1,440,279
Fidelity International Value Fund	 36,687,593
Fidelity Advisor International Value Fund: Class A	 582,630
Fidelity Advisor International Value Fund: Class T	 368,767
Fidelity Advisor International Value Fund: Class B	 207,415
Fidelity Advisor International Value Fund: Class C	 500,320
Fidelity Advisor International Value Fund: Institutional Class	 321,105
Fidelity Japan Fund	 99,768,530
Fidelity Japan Smaller Companies Fund	 68,009,964
Fidelity Latin America Fund	 91,739,973
Fidelity Nordic Fund	 17,668,023
Fidelity Overseas Fund	 174,809,380
Fidelity Pacific Basin Fund	 36,941,389
Fidelity Southeast Asia Fund	 104,154,669
Fidelity Worldwide Fund	 67,314,327

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of the fund(s) and class on July 31, 2007 was as follows:

Fidelity Advisor Canada Fund: Class A	Commonwealth Financial Network	Waltham	MA	7.61%
Fidelity Advisor Canada Fund: Class A	Investment Architects Inc.	Petaluma	CA	7.46%
Fidelity Advisor Canada Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	7.23%
Fidelity Advisor Canada Fund: Class A	H & R Block Financial Advisors. Inc.	Detroit	MI	6.60%
Fidelity Advisor Canada Fund: Class A	Genworth Financial	Schaumburg	IL	5.37%
Fidelity Advisor Canada Fund: Class A	LPL Financial Services, Inc.	San Diego	CA	5.23%
Fidelity Advisor Canada Fund: Class T	Genworth Financial	Schaumburg	IL	21.06%
Fidelity Advisor Canada Fund: Class T	Northwestern Mutual	Milwaukee	WI	11.53%
Fidelity Advisor Canada Fund: Class T	AIG	New York	NY	10.99%
Fidelity Advisor Canada Fund: Class T	Nations Financial Group, Inc.	Cedar Rapids	IA	6.87%
Fidelity Advisor Canada Fund: Class T	Sammons Securities Company, LLC	Ann Arbor	MI	5.25%
Fidelity Advisor Canada Fund: Class B	Next Financial Group	Houston	TX	15.56%
Fidelity Advisor Canada Fund: Class B	LPL Financial Services, Inc.	San Diego	CA	10.73%
Fidelity Advisor Canada Fund: Class B	Strand Atkinson Williams & York Inc	Portland	OR	10.57%
Fidelity Advisor Canada Fund: Class B	Fidelity Distributors Corp	Boston	MA	9.55%
Fidelity Advisor Canada Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	6.97%
Fidelity Advisor Canada Fund: Class C	ProEquities, Inc.	Birmingham	AL	14.57%
Fidelity Advisor Canada Fund: Class C	Next Financial Group	Houston	TX	13.29%
Fidelity Advisor Canada Fund: Class C	Oshima & Associates	Boston	MA	11.24%
Fidelity Advisor Canada Fund: Class C	Saperston Asset Management Inc.	Hamburg	NY	7.77%
Fidelity Advisor Canada Fund: Class C	Jackson National	Santa Monica	CA	5.98%
Fidelity Advisor Canada Fund: Class C	Strand Atkinson Williams & York Inc	Portland	OR	5.94%
Fidelity Advisor Canada Fund: Class C	Fidelity Distributors Corp	Boston	MA	5.60%
Fidelity Advisor Canada Fund: Institutional Class	Thrivent Financial for Lutherans	Minneapolis	MN	57.99%
Fidelity Advisor Canada Fund: Institutional Class	ING	Denver	CO	15.84%
Fidelity Advisor Canada Fund: Institutional Class	Fidelity Distributors Corp	Boston	MA	10.26%
Fidelity Advisor International Discovery Fund: Class A	US Bancorp, Inc.	Saint Paul	MN	76.18%
Fidelity Advisor International Discovery Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	15.18%
Fidelity Advisor International Discovery Fund: Class T	Legend Equities Corporation	Palm Beach Gardens	FL	12.34%
Fidelity Advisor International Discovery Fund: Class T	A. G. Edwards & Sons Inc.	Saint Louis	MO	7.28%
Fidelity Advisor International Discovery Fund: Class B	Nationwide Financial	Newark	DE	10.78%
Fidelity Advisor International Discovery Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	10.32%
Fidelity Advisor International Discovery Fund: Class B	Legend Equities Corporation	Palm Beach Gardens	FL	9.44%
Fidelity Advisor International Discovery Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	5.16%
Fidelity Advisor International Discovery Fund: Class C	Merrill Lynch	Jacksonville	FL	12.27%
Fidelity Advisor International Discovery Fund: Class C	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	8.47%
Fidelity Advisor International Discovery Fund: Class C	Cadaret Grant & Company, Inc.	Manlius	NY	7.14%
Fidelity Advisor International Discovery Fund: Class C	Mutual Service Corporation	West Palm Beach	FL	5.72%
Fidelity Advisor International Discovery Fund: Institutional Class	First Midwest Bancorp	Joliet	IL	32.16%
Fidelity Advisor International Discovery Fund: Institutional Class	Waukesha State Bank	Waukesha	WI	30.36%
Fidelity Advisor International Discovery Fund: Institutional Class	Citizens National Bank of PA.	Butler	PA	11.14%
Fidelity Advisor International Small Cap Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	12.12%
Fidelity Advisor International Small Cap Fund: Class A	UBS AG	Jersey City	NJ	8.47%
Fidelity Advisor International Small Cap Fund: Class A	AIG	New York	NY	7.43%
Fidelity Advisor International Small Cap Fund: Class A	Donegal Securities, Inc.	Wellesley	MA	5.20%
Fidelity Advisor International Small Cap Fund: Class T	Donegal Securities, Inc.	Wellesley	MA	14.69%
Fidelity Advisor International Small Cap Fund: Class T	Northwestern Mutual	Milwaukee	WI	8.82%
Fidelity Advisor International Small Cap Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	7.26%
Fidelity Advisor International Small Cap Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	9.57%
Fidelity Advisor International Small Cap Fund: Class C	Merrill Lynch	Jacksonville	FL	16.21%
Fidelity Advisor International Small Cap Fund: Class C	Ameriprise Financial Corporation	Omaha	NE	14.27%
Fidelity Advisor International Small Cap Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	30.03%
Fidelity Advisor International Small Cap Fund: Institutional Class	Ameritrade Inc	Omaha	NE	13.15%
Fidelity Advisor International Small Cap Fund: Institutional Class	Wachovia/Prudential Financial Advisors, LLC	Newark	NJ	9.83%
Fidelity Advisor International Small Cap Fund: Institutional Class	KR Financial Services, Inc.	Hollywood	FL	7.20%
Fidelity Advisor International Small Cap Fund: Institutional Class	WFG Investments, Inc	Dallas	TX	5.80%
Fidelity Advisor International Small Cap Fund: Institutional Class	AIG	Phoenix	AZ	5.73%
Fidelity Advisor International Small Cap Opportunities Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	19.36%
Fidelity Advisor International Small Cap Opportunities Fund: Class A	UBS AG	Jersey City	NJ	9.87%
Fidelity Advisor International Small Cap Opportunities Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	27.96%
Fidelity Advisor International Small Cap Opportunities Fund: Class T	Northwestern Mutual	Milwaukee	WI	12.99%
Fidelity Advisor International Small Cap Opportunities Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	16.06%
Fidelity Advisor International Small Cap Opportunities Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	5.07%
Fidelity Advisor International Small Cap Opportunities Fund: Class C	Investors Security Company, Inc.	Suffolk	VA	14.63%
Fidelity Advisor International Small Cap Opportunities Fund: Class C	Ameriprise Financial Corporation	Omaha	NE	12.65%
Fidelity Advisor International Small Cap Opportunities Fund: Class C	A. G. Edwards & Sons Inc.	Saint Louis	MO	8.53%
Fidelity Advisor International Small Cap Opportunities Fund: Class C	Merrill Lynch	Jacksonville	FL	6.84%
Fidelity Advisor International Small Cap Opportunities Fund: Institutional Class	First Midwest Bancorp	Joliet	IL	28.33%
Fidelity Advisor International Small Cap Opportunities Fund: Institutional Class	Investment Trust Company	Denver	CO	9.75%
Fidelity Advisor International Small Cap Opportunities Fund: Institutional Class	ING	Denver	CO	7.95%
Fidelity Advisor International Small Cap Opportunities Fund: Institutional Class	Thrivent Financial for Lutherans	Minneapolis	MN	5.73%
Fidelity Advisor International Small Cap Opportunities Fund: Institutional Class	MetLife	New York	NY	5.59%
Fidelity Advisor International Small Cap Opportunities Fund: Institutional Class	Ameritrade Inc	Omaha	NE	5.55%
Fidelity Advisor International Value Fund: Class A	UBS AG	Jersey City	NJ	25.90%
Fidelity Advisor International Value Fund: Class A	Fidelity Distributors Corp	Boston	MA	17.25%
Fidelity Advisor International Value Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	11.07%
Fidelity Advisor International Value Fund: Class A	Raymond James & Associates, Inc.	Saint Petersburg	FL	6.41%
Fidelity Advisor International Value Fund: Class T	Fidelity Distributors Corp	Boston	MA	27.25%
Fidelity Advisor International Value Fund: Class T	Mutual Service Corporation	West Palm Beach	FL	10.63%
Fidelity Advisor International Value Fund: Class T	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	10.57%
Fidelity Advisor International Value Fund: Class T	Ameriprise Financial Corporation	Omaha	NE	10.45%
Fidelity Advisor International Value Fund: Class B	Fidelity Distributors Corp	Boston	MA	48.27%
Fidelity Advisor International Value Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	7.56%
Fidelity Advisor International Value Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	5.09%
Fidelity Advisor International Value Fund: Class C	Fidelity Distributors Corp	Boston	MA	20.02%
Fidelity Advisor International Value Fund: Class C	Merrill Lynch	Jacksonville	FL	16.21%
Fidelity Advisor International Value Fund: Class C	Mutual Service Corporation	West Palm Beach	FL	15.72%
Fidelity Advisor International Value Fund: Class C	BankAmerica Corp.	Charlotte	NC	8.49%
Fidelity Advisor International Value Fund: Class C	Ameriprise Financial Corporation	Omaha	NE	6.96%
Fidelity Advisor International Value Fund: Class C	ProEquities, Inc.	Birmingham	AL	5.91%
Fidelity Advisor International Value Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	62.86%
Fidelity Advisor International Value Fund: Institutional Class	Fidelity Distributors Corp	Boston	MA	31.33%
Fidelity Canada Fund	General Motors Corporation	New York	NY	5.95%
Fidelity Emerging Markets Fund	General Motors Corporation	New York	NY	11.43%
Fidelity Europe Fund	Fidelity Freedom 2020 Fund	Boston	MA	18.70%
Fidelity Europe Fund	Fidelity Freedom 2030 Fund	Boston	MA	14.87%
Fidelity Europe Fund	Fidelity Freedom 2010 Fund	Boston	MA	9.83%
Fidelity Europe Fund	Fidelity Freedom 2040 Fund	Boston	MA	7.84%
Fidelity Europe Fund	Fidelity Freedom 2025 Fund	Boston	MA	5.19%
Fidelity International Small Cap Fund	FMR Corp.	Boston	MA	5.25%
Fidelity International Value Fund	Weber Asset Management	Lake Success	NY	5.40%
Fidelity Japan Fund	Fidelity Freedom 2020 Fund	Boston	MA	14.58%
Fidelity Japan Fund	Fidelity Freedom 2030 Fund	Boston	MA	11.72%
Fidelity Japan Fund	Fidelity Freedom 2010 Fund	Boston	MA	7.59%
Fidelity Japan Fund	Fidelity Freedom 2040 Fund	Boston	MA	6.21%
Fidelity Japan Fund	Fidelity Strategic Advisers, Inc.	Boston	MA	5.54%
Fidelity Japan Smaller Companies	Partners Healthcare System, Inc.	Boston	MA	5.77%
Fidelity Japan Smaller Companies Fund	Fidelity Strategic Advisers, Inc.	Boston	MA	20.93%
Fidelity Japan Smaller Companies Fund	Crescent River LLC	Denver	CO	8.00%
Fidelity Overseas Fund	Fidelity Freedom 2020 Fund	Boston	MA	7.79%
Fidelity Overseas Fund	Fidelity Freedom 2030 Fund	Boston	MA	6.15%
Fidelity Overseas Fund	Microsoft Corporation	Redmond	WA	5.64%
Fidelity Pacific Basin Fund	General Motors Corporation	New York	NY	9.15%
Fidelity Worldwide Fund	Oracle Corporation	Redwood Shores	CA	6.12%

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on September 17, 2007 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544 (for all funds except Fidelity Advisor Canada Fund, Fidelity Advisor International Discovery Fund, Fidelity Advisor International Small Cap Fund, Fidelity Advisor International Small Cap Opportunities Fund, and Fidelity Advisor International Value Fund) or 1-877-208-0098 for Fidelity Advisor Canada Fund, Fidelity Advisor International Discovery Fund, Fidelity Advisor International Small Cap Fund, Fidelity Advisor International Small Cap Opportunities Fund, and Fidelity Advisor International Value Fund. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household or do not want to receive multiple copies of future proxy statements, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002 (for all funds except Fidelity Advisor Canada Fund, Fidelity Advisor International Discovery Fund, Fidelity Advisor International Small Cap Fund, Fidelity Advisor International Small Cap Opportunities Fund, and Fidelity Advisor International Value Fund) or call Fidelity at 1-877-208-0098 for Fidelity Advisor Canada Fund, Fidelity Advisor International Discovery Fund, Fidelity Advisor International Small Cap Fund, Fidelity Advisor International Small Cap Opportunities Fund, and Fidelity Advisor International Value Fund.

For a free copy of each fund's annual report for the fiscal year ended October 31, 2006, and the semiannual report for the fiscal period ended April 30, 2007, call 1-800-544-8544 (for all funds except Fidelity Advisor Canada Fund, Fidelity Advisor International Discovery Fund, Fidelity Advisor International Small Cap Fund, Fidelity Advisor International Small Cap Opportunities Fund, and Fidelity Advisor International Value Fund) or 1-877-208-0098 (for Fidelity Advisor Canada Fund, Fidelity Advisor International Discovery Fund, Fidelity Advisor International Small Cap Fund, Fidelity Advisor International Small Cap Opportunities Fund, and Fidelity Advisor International Value Fund), visit Fidelity's web site at www.fidelity.com (for all funds except Fidelity Advisor Canada Fund, Fidelity Advisor International Discovery Fund, Fidelity Advisor International Small Cap Fund, Fidelity Advisor International Small Cap Opportunities Fund, and Fidelity Advisor International Value Fund), www.advisor.fidelity.com (for Fidelity Advisor Canada Fund, Fidelity Advisor International Discovery Fund, Fidelity Advisor International Small Cap Fund, Fidelity Advisor International Small Cap Opportunities Fund, and Fidelity Advisor International Value Fund), or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109. For Fidelity Advisor Canada Fund, a financial report will be available once the classes have completed their first fiscal period.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a majority of the shares of the entire trust voted in person or by proxy at the Meeting, and a plurality of such shares is sufficient to elect trustees pursuant to Proposal 2. With respect to Proposal 1, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the Proposal.

1. TO AMEND THE DECLARATION OF TRUST TO REDUCE THE REQUIRED QUORUM FOR SHAREHOLDER MEETINGS.

The funds' Declaration of Trust currently provides that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting. As amended, the Declaration of Trust (Article VIII, Section 3) would reduce the quorum required to one-third of the shares entitled to vote.

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trust's business, such as the election of Trustees. When not enough shareholders vote, the trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting. The reduced quorum requirement is not prohibited by Massachusetts or federal law.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the Investment Company Act of 1940 (1940 Act) requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

Shareholders have the right to vote on any Declaration of Trust amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees. On May 17, 2007, the Trustees approved the proposed amendment and also authorized its submission to the trust's shareholders for their approval at this Meeting.

If approved, Article VIII, Section 3 of the Declaration of Trust will be amended as follows (new language is underlined; language to be deleted is [bracketed]):

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

QUORUM AND REQUIRED VOTE

Section 3. Except when a higher quorum is required by any provision of this Declaration of Trust or the Bylaws, one-third [A majority] of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then one-third [a majority] of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article VIII, Section 3 of the Declaration of Trust will remain unchanged.

2. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 11. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Except for James C. Curvey, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Albert R. Gamper, Jr., James H. Keyes, and Kenneth L. Wolfe were selected by the trust's Governance and Nominating Committee (see page <Click Here>) and were appointed to the Board on January 1, 2006, January 1, 2007, and January 1, 2005, respectively. James C. Curvey is currently a Members of the Advisory Board of the trust. James C. Curvey was selected by the trust's Governance and Nominating Committee and was appointed as a Member of the Advisory Board effective May 17, 2007. A third-party search firm retained by the Independent Trustees recommended Messrs. Gamper, Keyes, and Wolfe as nominees. Another executive officer of FMR recommended Mr. Curvey as a nominee.

Except for Mr. Curvey, each of the nominees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey is currently a Trustee overseeing 317 funds advised by FMR or an affiliate. Mr. Curvey is currently a Member of the Advisory Board of 39 funds advised by FMR or an affiliate, including the funds in this proxy statement. Mr. Curvey is currently a first-time nominee for Trustee for 29 funds advised by FMR or an affiliate.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Trustee of Fidelity Investment Trust. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment to the Advisory Board: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Curvey also serves as a Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Trustee of Fidelity Investment Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Trustee of Fidelity Investment Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Trustee of Fidelity Investment Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Trustee of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Trustee of Fidelity Investment Trust. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Trustee of Fidelity Investment Trust. Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Trustee of Fidelity Investment Trust. Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Trustee of Fidelity Investment Trust. Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000, 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Trustee of Fidelity Investment Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of July 31, 2007, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

During the period November 1, 2005 through July 31, 2007, the holders of Voting Common Stock and Series A Preferred Stock of FMR Corp. approved the mandatory conversion of each share of Series A Preferred Stock into a proportionate amount of Non-Voting Common Stock, cash, and an interest-bearing promissory note. The conversion did not change the number of shareholders and did not result in a change in proportionate ownership among the shareholders.

In transactions during the period November 1, 2005 through July 31, 2007, a trust for the benefit of Edward C. Johnson 3d and members of his family sold 1,347,747 shares of FMR Corp. securities to Massachusetts Institute of Technology, Yale University, Children's Medical Center and Fidelity Non-Profit Management Foundation for the aggregate cash consideration of $279,550,000.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Member holds office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of one Interested and nine Independent Trustees, met 11 times during the fiscal year ended October 31, 2006. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of June 30, 2007.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	James C. Curvey
Fidelity Aggressive International Fund	none	none
Fidelity Canada Fund	none	none
Fidelity China Region Fund	none	none
Fidelity Diversified International Fund	none	none
Fidelity Emerging Markets Fund	none	none
Fidelity Europe Fund	none	none
Fidelity Europe Capital Appreciation Fund	none	over $100,000
Fidelity International Discovery Fund	none	none
Fidelity International Small Cap Fund	over $100,000	none
Fidelity International Small Cap Opportunities Fund	none	none
Fidelity International Value Fund	none	none
Fidelity Japan Fund	over $100,000	none
Fidelity Japan Smaller Companies Fund	over $100,000	none
Fidelity Latin America Fund	none	none
Fidelity Nordic Fund	none	none
Fidelity Overseas Fund	none	none
Fidelity Pacific Basin Fund	over $100,000	none
Fidelity Southeast Asia Fund	none	none
Fidelity Worldwide Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Nominees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	George H. Heilmeier	James H. Keyes	Marie L. Knowles
Fidelity Aggressive International Fund	none	none	none	none	none
Fidelity Canada Fund	none	none	none	none	none
Fidelity China Region Fund	none	$10,001 - $50,000	none	none	none
Fidelity Diversified International Fund	$10,001 - $50,000	$10,001 - $50,000	$1 - $10,000	$1 - $10,000	over $100,000
Fidelity Emerging Markets Fund	$50,001 - $100,000	$1 - $10,000	$1 - $10,000	over $100,000	$10,001 - $50,000
Fidelity Europe Fund	none	none	none	none	none
Fidelity Europe Capital Appreciation Fund	none	none	none	over $100,000	none
Fidelity International Discovery Fund	none	none	none	over $100,000	none
Fidelity International Small Cap Fund	none	none	none	none	none
Fidelity International Small Cap Opportunities Fund	none	none	none	over $100,000	none
Fidelity International Value Fund	none	none	none	none	none
Fidelity Japan Fund	none	none	none	none	none
Fidelity Japan Smaller Companies Fund	none	none	none	none	none
Fidelity Latin America Fund	none	none	none	none	none
Fidelity Nordic Fund	none	none	none	none	none
Fidelity Overseas Fund	none	none	none	none	none
Fidelity Pacific Basin Fund	none	none	none	none	none
Fidelity Southeast Asia Fund	none	none	none	over $100,000	none
Fidelity Worldwide Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Ned C. Lautenbach	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Fidelity Aggressive International Fund	none	none	none	none
Fidelity Canada Fund	none	none	none	none
Fidelity China Region Fund	none	none	none	none
Fidelity Diversified International Fund	over $100,000	$50,001 - $100,000	over $100,000	$10,001 - $50,000
Fidelity Emerging Markets Fund	$10,001 - $50,000	$1 - $10,000	$10,001 - $50,000	$1 - $10,000
Fidelity Europe Fund	none	$50,001 - $100,000	none	none
Fidelity Europe Capital Appreciation Fund	none	none	none	none
Fidelity International Discovery Fund	none	over $100,000	none	none
Fidelity International Small Cap Fund	none	none	none	none
Fidelity International Small Cap Opportunities Fund	none	none	none	none
Fidelity International Value Fund	none	none	none	none
Fidelity Japan Fund	none	none	none	none
Fidelity Japan Smaller Companies Fund	none	none	none	none
Fidelity Latin America Fund	none	none	none	none
Fidelity Nordic Fund	none	none	none	none
Fidelity Overseas Fund	none	none	none	none
Fidelity Pacific Basin Fund	none	$50,001 - $100,000	none	none
Fidelity Southeast Asia Fund	none	none	none	none
Fidelity Worldwide Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended October 31, 2006, or calendar year ended December 31, 2006, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr2	George H. Heilmeier	James H. Keyes[3]	Marie L. Knowles
Fidelity Aggressive International Fund	$ 188	$ 182	$ 179	$ 109	$ 199
Fidelity Canada Fund	$ 810	$ 791	$ 778	$ 568	$ 862
Fidelity China Region Fund	$ 167	$ 163	$ 160	$ 114	$ 178
Fidelity Diversified International FundB	$ 11,753	$ 11,463	$ 11,284	$ 7,875	$ 12,500
Fidelity Emerging Markets Fund	$ 806	$ 789	$ 774	$ 588	$ 859
Fidelity Europe Fund	$ 997	$ 972	$ 958	$ 667	$ 1,060
Fidelity Europe Capital Appreciation Fund	$ 209	$ 203	$ 201	$ 146	$ 222
Fidelity International Discovery Fund	$ 1,886	$ 1,841	$ 1,814	$ 1,339	$ 2,008
Fidelity International Small Cap Fund	$ 784	$ 765	$ 751	$ 501	$ 833
Fidelity International Small Cap Opportunities Fund	$ 275	$ 270	$ 265	$ 226	$ 294
Fidelity International Value Fund+	$ 29	$ 29	$ 29	$ 29	$ 33
Fidelity Japan Fund	$ 538	$ 526	$ 517	$ 369	$ 573
Fidelity Japan Smaller Companies Fund	$ 547	$ 535	$ 524	$ 346	$ 582
Fidelity Latin America Fund	$ 773	$ 757	$ 742	$ 562	$ 824
Fidelity Nordic Fund	$ 80	$ 78	$ 77	$ 57	$ 86
Fidelity Overseas FundC	$ 1,895	$ 1,848	$ 1,820	$ 1,268	$ 2,015
Fidelity Pacific Basin Fund	$ 312	$ 305	$ 299	$ 218	$ 332
Fidelity Southeast Asia Fund	$ 376	$ 367	$ 361	$ 264	$ 400
Fidelity Worldwide Fund	$ 409	$ 398	$ 392	$ 259	$ 434
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 363,500	$ 362,000	$ 354,000	$ 295,500	$ 389,000
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Joseph Mauriello[4]	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Fidelity Aggressive International Fund	$ 186	$ 0	$ 187	$ 184	$ 182
Fidelity Canada Fund	$ 802	$ 0	$ 806	$ 797	$ 791
Fidelity China Region Fund	$ 165	$ 0	$ 166	$ 164	$ 163
Fidelity Diversified International FundB	$ 11,640	$ 0	$ 11,705	$ 11,566	$ 11,463
Fidelity Emerging Markets Fund	$ 799	$ 0	$ 803	$ 795	$ 789
Fidelity Europe Fund	$ 987	$ 0	$ 993	$ 981	$ 972
Fidelity Europe Capital Appreciation Fund	$ 206	$ 0	$ 208	$ 205	$ 203
Fidelity International Discovery Fund	$ 1,867	$ 0	$ 1,879	$ 1,857	$ 1,841
Fidelity International Small Cap Fund	$ 777	$ 0	$ 780	$ 772	$ 765
Fidelity International Small Cap Opportunities Fund	$ 273	$ 0	$ 274	$ 272	$ 270
Fidelity International Value Fund+	$ 29	$ 0	$ 30	$ 29	$ 29
Fidelity Japan Fund	$ 533	$ 0	$ 535	$ 530	$ 526
Fidelity Japan Smaller Companies Fund	$ 543	$ 0	$ 544	$ 539	$ 535
Fidelity Latin America Fund	$ 766	$ 0	$ 770	$ 762	$ 757
Fidelity Nordic Fund	$ 80	$ 0	$ 80	$ 79	$ 78
Fidelity Overseas FundC	$ 1,876	$ 0	$ 1,887	$ 1,864	$ 1,848
Fidelity Pacific Basin Fund	$ 309	$ 0	$ 310	$ 307	$ 305
Fidelity Southeast Asia Fund	$ 372	$ 0	$ 374	$ 370	$ 367
Fidelity Worldwide Fund	$ 405	$ 0	$ 407	$ 402	$ 398
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 369,333	$ 0	$ 362,000	$ 358,500	$ 359,500

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

2 During the period from June 1, 2005 through December 31, 2005, Mr. Gamper served as a Member of the Advisory Board. Effective January 1, 2006, Mr. Gamper serves as a Member of the Board of Trustees.

3 During the period from March 1, 2006 through December 31, 2006, Mr. Keyes served as a Member of the Advisory Board. Effective January 1, 2007, Mr. Keyes serves as a Member of the Board of Trustees.

4 Effective July 1, 2007, Mr. Mauriello serves as a Member of the Advisory Board.

+ Estimated for the fund's first full year.

A Reflects compensation received for the calendar year ended December 31, 2006 for 350 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2006, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $148,500; Albert R. Gamper, $146,670; George H. Heilmeier, $148,500; Marie L. Knowles, $163,500; Ned C. Lautenbach, $152,667; Cornelia M. Small, $148,500; William S. Stavropoulos, $148,500; and Kenneth L. Wolfe, $148,500. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $39,213.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $7,502; Albert R. Gamper, Jr., $7,325; George H. Heilmeier, $7,502; Marie L. Knowles, $8,259; Ned C. Lautenbach, $7,502; Cornelia M. Small, $7,502; William S. Stavropoulos, $7,502; and Kenneth L. Wolfe, $7,512. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $2,004.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $1,210; Albert R. Gamper, Jr., $1,179; George H. Heilmeier, $1,210; Marie L. Knowles, $1,332; Ned C. Lautenbach, $1,210; Cornelia M. Small, $1,210; William S. Stavropoulos, $1,210; and Kenneth L. Wolfe, $1,211. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $323.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch, Joseph Mauriello, and James C. Curvey are Members of the Advisory Board of Fidelity Investment Trust. The executive officers of the funds include: Dwight D. Churchill, Eric M. Wetlaufer, Darren Maupin, Maxime LeMieux, Wilson Wong, William Bower, Robert von Rekowsky, Trygve Toraasen, Melissa Reilly, William Kennedy, Ben Paton, Tokuya Sano, Andrew Sassine, George Stairs, Robert Rowland, Kenichi Mizushita, Ian R. Hart, Dale Nicholls, Allan Liu, Jeffrey S. Feingold, Eric D. Roiter, Scott C. Goebel, R. Stephen Ganis, Joseph B. Hollis, Kenneth A. Rathgeber, Bryan A. Mehrmann, Kimberley H. Monasterio, Peter L. Lydecker, Kenneth B. Robins, Robert G. Byrnes, and Gary W. Ryan. Additional information about Mr. Curvey, Mr. Gamper, Mr. Keyes, and Mr. Wolfe can be found in Proposal 2. Additional information about Mr. Lynch, Mr. Mauriello, and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer, Mr. Lynch, and Mr. Curvey may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2006

Vice President of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Darren Maupin (30)

Year of Election or Appointment: 2006

Vice President of Fidelity Aggressive International Fund. Mr. Maupin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Maupin worked as a research analyst and manager. Mr. Maupin also serves as Vice President of FMR and FMR Co., Inc. (2006).

Maxime LeMieux (32)

Year of Election or Appointment: 2002

Vice President of Fidelity Canada Fund. Prior to assuming his current responsibilities, Mr. LeMieux worked as a research analyst and manager. Previously, Mr. LeMieux served as Vice President of FMR and FMR Co., Inc. (2006).

Wilson Wong (34)

Year of Election or Appointment: 2005 or 2007

Vice President of Fidelity International Small Cap Fund (2005) and Fidelity China Region Fund (2007). Mr. Wong also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Wong worked as an investment analyst and portfolio manager.

William Bower (39)

Year of Election or Appointment: 2001

Vice President of Fidelity Diversified International Fund. Mr. Bower also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Bower worked as a research analyst and manager. Mr. Bower also serves as a Vice President of FMR (2000) and FMR Co., Inc. (2001).

Robert von Rekowsky (40)

Year of Election or Appointment: 2004

Vice President of Fidelity Emerging Markets Fund. Mr. von Rekowsky also serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. von Rekowsky worked as a research analyst and manager. Mr. von Rekowsky also serves as a Vice President of FMR and FMR Co., Inc. (2004).

Trygve Toraasen (43)

Year of Election or Appointment: 1998 and 2006

Vice President of Fidelity Europe Fund (2006) and Fidelity Nordic Fund (1998). Prior to assuming his current responsibilities, Mr. Toraasen worked as a research analyst and manager.

Melissa Reilly (36)

Year of Election or Appointment: 2007

Vice President of Fidelity Europe Capital Appreciation Fund. Ms. Reilly also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Reilly worked for Putnam Investments as a research analyst, senior vice president and portfolio manager from 1999 until 2004.

William Kennedy (38)

Year of Election or Appointment: 2004

Vice President of Fidelity International Discovery Fund and Fidelity Worldwide Fund. Mr. Kennedy also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Kennedy worked as a research analyst and portfolio manager. Mr. Kennedy also serves as a Vice President of FMR (2000) and FMR Co., Inc. (2001).

Ben Paton (45)

Year of Election or Appointment: 2004

Vice President of Fidelity International Small Cap Fund. Mr. Paton also serves as Vice President of another fund advised by FMR. Prior to his current responsibilities, Mr. Paton worked as a research analyst and manager.

Tokuya Sano (35)

Year of Election or Appointment: 2002

Vice President of Fidelity International Small Cap Fund. Mr. Sano also serves as Vice President of another fund advised by FMR. Prior to his current responsibilities, Mr. Sano worked as a research analyst and manager.

George Stairs (57)

Year of Election or Appointment: 2006

Vice President of Fidelity International Value Fund. Prior to his current responsibilities, Mr. Stairs worked for Putnam Investments as an equity research analyst, senior vice president, and senior portfolio manager. Mr. Stairs also serves as a Vice President of FMR and FMR Co. Inc. (2006).

Robert Rowland (37)

Year of Election or Appointment: 2007

Vice President of Fidelity Japan Fund. Prior to assuming his current responsibilities, Mr. Rowland worked as a research analyst and portfolio manager.

Kenichi Mizushita (50)

Year of Election or Appointment: 1996

Vice President of Fidelity Japan Smaller Companies Fund. Prior to assuming his current responsibilities, Mr. Mizushita worked as a research analyst and manager.

Ian R. Hart (39)

Year of Election or Appointment: 2006

Vice President of Fidelity Overseas Fund. Mr. Hart also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hart worked as a research analyst and a manager. Mr. Hart also serves as a Vice President of FMR and FMR Co., Inc. (2002).

Dale Nicholls (38)

Year of Election or Appointment: 2004

Vice President of Fidelity Pacific Basin Fund. Mr. Nicholls also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Nicholls worked as a research analyst and manager.

Allan Liu (45)
Year of Election or Appointment: 1993 Vice President of Fidelity Southeast Asia Fund. Prior to assuming his current responsibilities, Mr. Liu worked as a research analyst and manager.
Jeffrey S. Feingold (36)

Year of Election or Appointment: 2006

Vice President of Fidelity Worldwide Fund. Mr. Feingold also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Feingold worked as a research analyst and manager. Mr. Feingold also serves as a Vice President of FMR and FMR Co., Inc. (2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998, 2002, 2005, or 2006

Secretary of Fidelity Aggressive International Fund (1998), Fidelity Canada Fund (1998), Fidelity China Region Fund (1998), Fidelity Diversified International Fund (1998), Fidelity Emerging Markets Fund (1998), Fidelity Europe Fund (1998), Fidelity Europe Capital Appreciation Fund (1998), Fidelity International Discovery Fund (1998), Fidelity International Small Cap Fund (2002), Fidelity International Small Cap Opportunities Fund (2005), Fidelity International Value Fund (2006), Fidelity Japan Fund (1998), Fidelity Japan Smaller Companies Fund (1998), Fidelity Latin America Fund (1998), Fidelity Nordic Fund (1998), Fidelity Overseas Fund (1998), Fidelity Pacific Basin Fund (1998), Fidelity Southeast Asia Fund (1998), and Fidelity Worldwide Fund (1998). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present); and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004, 2005, or 2006

Chief Compliance Officer of Fidelity Aggressive International Fund (2004), Fidelity Canada Fund (2004), Fidelity China Region Fund (2004), Fidelity Diversified International Fund (2004), Fidelity Emerging Markets Fund (2004), Fidelity Europe Fund (2004), Fidelity Europe Capital Appreciation Fund (2004), Fidelity International Discovery Fund (2004), Fidelity International Small Cap Fund (2004), Fidelity International Small Cap Opportunities Fund (2005), Fidelity International Value Fund (2006), Fidelity Japan Fund (2004), Fidelity Japan Smaller Companies Fund (2004), Fidelity Latin America Fund (2004), Fidelity Nordic Fund (2004), Fidelity Overseas Fund (2004), Fidelity Pacific Basin Fund (2004), Fidelity Southeast Asia Fund (2004), and Fidelity Worldwide Fund (2004). Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Name, Age; Principal Occupation*
Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005 or 2006

Deputy Treasurer of Fidelity Aggressive International Fund (2005), Fidelity Canada Fund (2005), Fidelity China Region Fund (2005), Fidelity Diversified International Fund (2005), Fidelity Emerging Markets Fund (2005), Fidelity Europe Fund (2005), Fidelity Europe Capital Appreciation Fund (2005), Fidelity International Discovery Fund (2005), Fidelity International Small Cap Fund (2005), Fidelity International Small Cap Opportunities Fund (2005), Fidelity International Value Fund (2006), Fidelity Japan Fund (2005), Fidelity Japan Smaller Companies Fund (2005), Fidelity Latin America Fund (2005), Fidelity Nordic Fund (2005), Fidelity Overseas Fund (2005), Fidelity Pacific Basin Fund (2005), Fidelity Southeast Asia Fund (2005), and Fidelity Worldwide Fund (2005). Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005 or 2006

Deputy Treasurer of Fidelity Aggressive International Fund (2005), Fidelity Canada Fund (2005), Fidelity China Region Fund (2005), Fidelity Diversified International Fund (2005), Fidelity Emerging Markets Fund (2005), Fidelity Europe Fund (2005), Fidelity Europe Capital Appreciation Fund (2005), Fidelity International Discovery Fund (2005), Fidelity International Small Cap Fund (2005), Fidelity International Small Cap Opportunities Fund (2005), Fidelity International Value Fund (2006), Fidelity Japan Fund (2005), Fidelity Japan Smaller Companies Fund (2005), Fidelity Latin America Fund (2005), Fidelity Nordic Fund (2005), Fidelity Overseas Fund (2005), Fidelity Pacific Basin Fund (2005), Fidelity Southeast Asia Fund (2005), and Fidelity Worldwide Fund (2005). Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005 or 2006

Assistant Treasurer of Fidelity Aggressive International Fund (2005), Fidelity Canada Fund (2005), Fidelity China Region Fund (2005), Fidelity Diversified International Fund (2005), Fidelity Emerging Markets Fund (2005), Fidelity Europe Fund (2005), Fidelity Europe Capital Appreciation Fund (2005), Fidelity International Discovery Fund (2005), Fidelity International Small Cap Fund (2005), Fidelity International Small Cap Opportunities Fund (2005), Fidelity International Value Fund (2006), Fidelity Japan Fund (2005), Fidelity Japan Smaller Companies Fund (2005), Fidelity Latin America Fund (2005), Fidelity Nordic Fund (2005), Fidelity Overseas Fund (2005), Fidelity Pacific Basin Fund (2005), Fidelity Southeast Asia Fund (2005), and Fidelity Worldwide Fund (2005). Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004, 2005, or 2006

Assistant Treasurer of Fidelity Aggressive International Fund (2004), Fidelity Canada Fund (2004), Fidelity China Region Fund (2004), Fidelity Diversified International Fund (2004), Fidelity Emerging Markets Fund (2004), Fidelity Europe Fund (2004), Fidelity Europe Capital Appreciation Fund (2004), Fidelity International Discovery Fund (2004), Fidelity International Small Cap Fund (2004), Fidelity International Small Cap Opportunities Fund (2005), Fidelity International Value Fund, (2006) Fidelity Japan Fund (2004), Fidelity Japan Smaller Companies Fund (2004), Fidelity Latin America Fund (2004), Fidelity Nordic Fund (2004), Fidelity Overseas Fund (2004), Fidelity Pacific Basin Fund (2004), Fidelity Southeast Asia Fund (2004), and Fidelity Worldwide Fund (2004). Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (49)

Year of Election or Appointment: 2005 or 2006

Assistant Treasurer of Fidelity Aggressive International Fund (2005), Fidelity Canada Fund (2005), Fidelity China Region Fund (2005), Fidelity Diversified International Fund (2005), Fidelity Emerging Markets Fund (2005), Fidelity Europe Fund (2005), Fidelity Europe Capital Appreciation Fund (2005), Fidelity International Discovery Fund (2005), Fidelity International Small Cap Fund (2005), Fidelity International Small Cap Opportunities Fund (2005), Fidelity International Value Fund (2006), Fidelity Japan Fund (2005), Fidelity Japan Smaller Companies Fund (2005), Fidelity Latin America Fund (2005), Fidelity Nordic Fund (2005), Fidelity Overseas Fund (2005), Fidelity Pacific Basin Fund (2005), Fidelity Southeast Asia Fund (2005), and Fidelity Worldwide Fund (2005). Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended October 31, 2006, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended October 31, 2006, the committee held three meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Stavropoulos (Chair), Gamper, and Lautenbach), the Fixed-Income, International, and Special Committee (composed of Ms. Small (Chair), Ms. Knowles, and Mr. Dirks), and the Select and Asset Allocation Committee (composed of Dr. Heilmeier (Chair), Messrs. Keyes and Mr. Wolfe). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income, International, and Special Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Asset Allocation Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended October 31, 2006, the Equity Committee held 10 meetings, the Fixed-Income, International, and Special Committee held 11 meetings, and the Select and Asset Allocation Committee held 10 meetings.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Stavropoulos (Chair), Gamper, and Lautenbach, Dr. Heilmeir, and Ms. Small) and the Fixed-Income Contract Committee (composed of Ms. Small (Chair), Mr. Dirks, and Ms. Knowles). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended October 31, 2006, each Fund Contract Committee held four meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Gamper, and Stavropoulos, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended October 31, 2006, the Shareholder, Distribution and Brokerage Committee held 12 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), Dr. Heilmeier, and Messrs. Keyes and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended October 31, 2006, the committee held 14 meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Stavropoulos, and Wolfe. The committee meets as called by the Chair. A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is available on Fidelity's website (www.fidelity.com) and is attached as Exhibit II to the trust's September 15, 2004 proxy statement. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee recently retained a third-party search firm, which received a fee to compile a list of candidates based upon criteria established by the Independent Trustees. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended October 31, 2006, the committee held 10 meetings.

The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Stavropoulos and Wolfe) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended October 31, 2006, the committee held 21 meetings.

The Proxy Voting Committee is composed of Messrs. Gamper (Chair), Dirks, and Keyes. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. The Board of Trustees established the Proxy Voting Committee in January 2006. During the fiscal year ended October 31, 2006, the committee held two meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity International Discovery Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund. The firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, and Fidelity Worldwide Fund. PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), have confirmed to the trust's Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with ISB No.1, regarding their independence from the funds and their related entities.

Audit Fees. For each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit Fees billed by PwC and Deloitte Entities for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A,B,C
Fidelity Canada Fund	$ 62,000	$ 53,000
Fidelity China Region Fund	$ 53,000	$ 48,000
Fidelity Emerging Markets Fund	$ 117,000	$ 102,000
Fidelity Europe Fund	$ 71,000	$ 63,000
Fidelity International Discovery Fund	$ 80,000	$ 66,000
Fidelity Japan Fund	$ 60,000	$ 52,000
Fidelity Japan Smaller Companies Fund	$ 51,000	$ 46,000
Fidelity Latin America Fund	$ 76,000	$ 65,000
Fidelity Nordic Fund	$ 47,000	$ 42,000
Fidelity Overseas Fund	$ 109,000	$ 98,000
Fidelity Pacific Basin Fund	$ 58,000	$ 52,000
Fidelity Southeast Asia Fund	$ 74,000	$ 65,000
All funds in the Fidelity Group of Funds audited by PwC	$ 13,400,000	$ 11,900,000
Fidelity Aggressive International Fund	$ 45,000	$ 41,000
Fidelity Diversified International Fund	$ 120,000	$ 102,000
Fidelity Europe Capital Appreciation Fund	$ 39,000	$ 42,000
Fidelity International Small Cap Fund	$ 70,000	$ 37,000
Fidelity International Small Cap Opportunities Fund	$ 41,000	$ 36,000
Fidelity International Value Fund	$ 43,000	$ 0
Fidelity Worldwide Fund	$ 45,000	$ 43,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$ 6,500,000	$ 5,400,000

A Aggregate amounts may reflect rounding.

B No Audit Fees were billed by Deloitte Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements, to Fidelity International Value Fund, as the fund did not commence operations until May 18, 2006.

C Fidelity International Small Cap Opportunities Fund commenced operations on August 2, 2005.

Audit-Related Fees. In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit-Related Fees billed by PwC and Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A,B,C
Fidelity Aggressive International Fund	$ 0	$ 0
Fidelity Canada Fund	$ 0	$ 0
Fidelity China Region Fund	$ 0	$ 0
Fidelity Diversified International Fund	$ 0	$ 0
Fidelity Emerging Markets Fund	$ 0	$ 0
Fidelity Europe Fund	$ 0	$ 0
Fidelity Europe Capital Appreciation Fund	$ 0	$ 0
Fidelity International Discovery Fund	$ 0	$ 0
Fidelity International Small Cap Fund	$ 0	$ 0
Fidelity International Small Cap Opportunities Fund	$ 0	$ 0
Fidelity International Value Fund	$ 0	$ 0
Fidelity Japan Fund	$ 0	$ 0
Fidelity Japan Smaller Companies Fund	$ 0	$ 0
Fidelity Latin America Fund	$ 0	$ 0
Fidelity Nordic Fund	$ 0	$ 0
Fidelity Overseas Fund	$ 0	$ 0
Fidelity Pacific Basin Fund	$ 0	$ 0
Fidelity Southeast Asia Fund	$ 0	$ 0
Fidelity Worldwide Fund	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B No Audit-Related Fees were billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees to Fidelity International Value Fund, as the fund did not commence operations until May 18, 2006.

C Fidelity International Small Cap Opportunities Fund commenced operations on August 2, 2005.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A,B	2005A,B
PwC	$ 0	$ 0
Deloitte Entities	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity International Value Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees. In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Tax Fees billed by PwC or Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A,B,C
Fidelity Aggressive International Fund	$ 4,000	$ 3,900
Fidelity Canada Fund	$ 4,600	$ 4,200
Fidelity China Region Fund	$ 4,600	$ 4,200
Fidelity Diversified International Fund	$ 4,000	$ 4,000
Fidelity Emerging Markets Fund	$ 22,900	$ 34,600
Fidelity Europe Fund	$ 4,600	$ 4,200
Fidelity Europe Capital Appreciation Fund	$ 4,200	$ 4,000
Fidelity International Discovery Fund	$ 15,800	$ 26,500
Fidelity International Small Cap Fund	$ 4,000	$ 3,600
Fidelity International Small Cap Opportunities Fund	$ 3,800	$ 3,800
Fidelity International Value Fund	$ 3,900	$ 0
Fidelity Japan Fund	$ 7,600	$ 4,700
Fidelity Japan Smaller Companies Fund	$ 4,600	$ 4,200
Fidelity Latin America Fund	$ 4,600	$ 4,200
Fidelity Nordic Fund	$ 4,600	$ 4,200
Fidelity Overseas Fund	$ 4,600	$ 4,200
Fidelity Pacific Basin Fund	$ 27,600	$ 27,800
Fidelity Southeast Asia Fund	$ 6,100	$ 16,300
Fidelity Worldwide Fund	$ 4,000	$ 4,000

A Aggregate amounts may reflect rounding.

B No Tax Fees were billed by Deloitte Entities for services rendered for tax compliance, tax advice, and tax planning for Fidelity International Value Fund, as the fund did not commence operations until May 18, 2006.

C Fidelity International Small Cap Opportunities Fund commenced operations on August 2, 2005.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Tax Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A,B	2005A,B
PwC	$ 0	$ 0
Deloitte Entities	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity International Value Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees. In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Other Fees billed by PwC or Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A,B,C
Fidelity Aggressive International Fund	$ 0	$ 0
Fidelity Canada Fund	$ 3,000	$ 2,200
Fidelity China Region Fund	$ 1,600	$ 1,700
Fidelity Diversified International Fund	$ 0	$ 0
Fidelity Emerging Markets Fund	$ 3,000	$ 2,200
Fidelity Europe Fund	$ 3,400	$ 3,400
Fidelity Europe Capital Appreciation Fund	$ 0	$ 0
Fidelity International Discovery Fund	$ 5,400	$ 4,000
Fidelity International Small Cap Fund	$ 0	$ 0
Fidelity International Small Cap Opportunities Fund	$ 0	$ 0
Fidelity International Value Fund	$ 0	$ 0
Fidelity Japan Fund	$ 2,500	$ 2,000
Fidelity Japan Smaller Companies Fund	$ 2,500	$ 2,400
Fidelity Latin America Fund	$ 3,000	$ 2,000
Fidelity Nordic Fund	$ 1,400	$ 1,500
Fidelity Overseas Fund	$ 5,500	$ 5,400
Fidelity Pacific Basin Fund	$ 1,900	$ 1,800
Fidelity Southeast Asia Fund	$ 2,000	$ 1,900
Fidelity Worldwide Fund	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B No Other Fees were billed by Deloitte Entities for all other non-audit services rendered to Fidelity International Value Fund, as the fund did not commence operations until May 18, 2006.

C Fidelity International Small Cap Opportunities Fund commenced operations on August 2, 2005.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Other Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A,B	2005A,B
PwC	$ 20,000	$ 420,000
Deloitte Entities	$ 255,000	$ 210,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity International Value Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate fees billed by PwC of $870,000A and $1,795,000A and Deloitte Entities of $815,000A and $560,000A,B, respectively, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2006A	2006A	2005A,B	2005A,B
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$ 170,000	$ 700,000	$ 595,000	$ 1,200,000
Deloitte Entities	$ 285,000	$ 530,000	$ 250,000	$ 310,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity International Value Fund's commencement of operations.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, (for Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund), or Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, (for Fidelity Advisor Canada Fund, Fidelity Advisor International Discovery Fund, Fidelity Advisor International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity Advisor International Small Cap Opportunities Fund, Fidelity International Value Fund, and Fidelity Advisor International Value Fund), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Fidelity is a registered trademark of FMR Corp.

1.854588.100	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	ITA-pxs-0907

Form of Proxy Card: Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, Fidelity Worldwide Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Kenneth L. Wolfe, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, 14th Floor, Boston, MA 02210, on November 14, 2007 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Investment Trust-11/2007-LP

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
			FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.		(_)	(_)	(_)
2.	To elect the nominees specified below as Trustees:
	(01) James C. Curvey (02) Dennis J. Dirks (03) Albert R. Gamper, Jr. (04) George H. Heilmeier (05) Edward C. Johnson 3d (06) James H. Keyes	(07) Marie L. Knowles (08) Ned C. Lautenbach (09) Cornelia M. Small (10) William S. Stavropoulos (11) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ITA-PSC-0907-LP	(down arrow)

(Photograph of Edward C. Johnson 3d.)

IMPORTANT
Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Aggressive International Fund, Fidelity Canada Fund
Fidelity China Region Fund, Fidelity Diversified International Fund
Fidelity Emerging Markets Fund, Fidelity Europe Fund
Fidelity Europe Capital Appreciation Fund
Fidelity International Discovery Fund
Fidelity International Small Cap Fund
Fidelity International Small Cap Opportunities Fund
Fidelity International Value Fund, Fidelity Japan Fund
Fidelity Japan Smaller Companies Fund
Fidelity Latin American Fund, Fidelity Nordic Fund
Fidelity Overseas Fund, Fidelity Pacific Basin Fund
Fidelity Southeast Asia Fund, Fidelity Worldwide Fund

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on November 14, 2007. The purpose of the meeting is to provide you with the opportunity to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-3198. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.

2. To elect a Board of Trustees.

1. To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.

Why are you proposing to make this change?

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trust's business, such as the election of Trustees. When not enough shareholders vote, the trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting. The reduced quorum requirement is not prohibited by Massachusetts or federal law.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the Investment Company Act of 1940 (1940 Act) requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

2. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "interested" trustees and nine "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details these fees, in the proxy statement.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is September 17, 2007.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

RITA-pxl-0907

1.854590.100

IMPORTANT

SHAREHOLDER UPDATE

Fidelity Aggressive International Fund
Fidelity Canada Fund
Fidelity China Region Fund
Fidelity Diversified International Fund
Fidelity Emerging Markets Fund
Fidelity Europe Fund
Fidelity Europe Capital Appreciation Fund
Fidelity International Discovery Fund
Fidelity International Small Cap Fund
Fidelity International Small Cap Opportunities Fund
Fidelity International Value Fund
Fidelity Japan Fund
Fidelity Japan Smaller Companies Fund
Fidelity Latin American Fund
Fidelity Nordic Fund
Fidelity Overseas Fund
Fidelity Pacific Basin Fund
Fidelity Southeast Asia Fund
Fidelity Worldwide Fund

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect the funds and your investment. This information describes each proposal and asks for your vote on these important issues.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. Until we receive a sufficient number of votes, the Special Meeting of Shareholders scheduled for November 14, 2007 cannot be held. If you do not plan to cast your vote at the meeting on November 14, 2007, please indicate your vote on the enclosed proxy cards. Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone 1-888-221-0697
Please call the toll-free number printed on your proxy cards and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit www.proxyweb.com/proxy and follow the online instructions.
3. Vote by Mail
Please mail your signed proxy cards in the postage-paid envelope.
PLEASE VOTE YOUR PROXY NOW

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify the last 4 digits of your Social Security Number or Tax Identification Number for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-544-3198. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.

2. To elect a Board of Trustees.

1. To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.

Why are you proposing to make this change?

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trust's business, such as the election of Trustees. When not enough shareholders vote, the trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting. The reduced quorum requirement is not prohibited by Massachusetts or federal law.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the Investment Company Act of 1940 (1940 Act) requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

2. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "interested" trustees and nine "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details these fees, in the proxy statement.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is September 17, 2007.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

RITA-pxl2-0907

1.854590.101

(Photograph of Edward C. Johnson 3d.)

IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor Canada Fund*
Fidelity Advisor International Discovery Fund**
Fidelity Advisor International Small Cap Fund***
Fidelity Advisor International Small Cap Opportunities Fund****
Fidelity Advisor International Value Fund*****

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on November 14, 2007. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d
Chairman and Chief Executive Officer

* Fidelity Advisor Canada Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity Canada Fund

** Fidelity Advisor International Discovery Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Discovery Fund.

*** Fidelity Advisor International Small Cap Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Small Cap Fund.

**** Fidelity Advisor International Small Cap Opportunities Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Small Cap Opportunities Fund.

****** Fidelity Advisor International Value Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Value Fund.

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.

2. To elect a Board of Trustees.

1. To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.

Why are you proposing to make this change?

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trust's business, such as the election of Trustees. When not enough shareholders vote, the trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting. The reduced quorum requirement is not prohibited by Massachusetts or federal law.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the Investment Company Act of 1940 (1940 Act) requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

2. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "interested" trustees and nine "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details these fees, in the proxy statement.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is September 17, 2007.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

ITA-pxl-0907

1.854589.100

IMPORTANT

SHAREHOLDER UPDATE

Fidelity Advisor Canada Fund*
Fidelity Advisor International Discovery Fund**
Fidelity Advisor International Small Cap Fund***
Fidelity Advisor International Small Cap Opportunities Fund****
Fidelity Advisor International Value Fund*****

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect the funds and your investment. This information describes each proposal and asks for your vote on these important issues.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. Until we receive a sufficient number of votes, the Special Meeting of Shareholders scheduled for November 14, 2007 cannot be held. If you do not plan to cast your vote at the meeting on November 14, 2007, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone 1-888-221-0697
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit www.proxyweb.com/proxy and follow the online instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the postage-paid envelope.
PLEASE VOTE YOUR PROXY NOW

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone on behalf of the funds and classes. The funds may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify the last 4 digits of your Social Security Number or Tax Identification Number for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-877-208-0098. We appreciate your immediate attention. Thank you.

* Fidelity Advisor Canada Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity Canada Fund

** Fidelity Advisor International Discovery Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Discovery Fund.

*** Fidelity Advisor International Small Cap Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Small Cap Fund.

**** Fidelity Advisor International Small Cap Opportunities Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Small Cap Opportunities Fund.

***** Fidelity Advisor International Value Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Value Fund.

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.

2. To elect a Board of Trustees.

1. To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.

Why are you proposing to make this change?

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trust's business, such as the election of Trustees. When not enough shareholders vote, the trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting. The reduced quorum requirement is not prohibited by Massachusetts or federal law.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the Investment Company Act of 1940 (1940 Act) requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

2. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "interested" trustees and nine "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details these fees, in the proxy statement.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is September 17, 2007.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

ITA-PXL2-0907

1.854589.101

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This email notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name] Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the email will include: Adjourned Meeting Date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web addresses:

LETTER TO SHAREHOLDERS: http://www.XXXXXXXXXX

NOTICE OF MEETING and PROXY STATEMENT: http://www.XXXXXXXXXX

If your email software supports it, you can simply click on the above links. If not, you can type (or copy and paste) the Web addresses into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone. Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME - _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[TRUST NAME: FUND NAME - _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyweb.com/eproxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-888-221-0697 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

Fidelity Service Company, Inc.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyweb.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSEIF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 8, ELSEIF caller presses 0 go to Speech 2

Speech 3	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 5	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 5a, ELSEIF go to Closing B

Speech 5a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 5b	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 5a, ELSEIF the caller presses 0 go to Closing B

Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0

If caller presses 1 go to Speech 8, ELSEIF the caller presses 0 go to Speech 2

Speech 8	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSEIF the caller presses 0 go to Speech 9

Speech 9	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

[ Upon login to www.proxyweb.com/proxy shareholder sees Screen 1]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Input D

To enroll for electronic delivery, without voting your proxy, please enter your control number above and click here.

Input E

Note: Electronic proxy materials may not be available for all of your securities and accounts.

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

proxyweb.com/proxy is a service of:
MIS, an ADP company

Full service proxy specialists

This site is best viewed using

Netscape version 4.7 or Internet Explorer versions 5.0 or higher and using a display resolution of 800 X 600.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to Proxyweb Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR ALL NOMINEES (Except as indicated)]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

To receive an optional email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Press this button to [Submit] your Proxy Vote.

[ Upon submission of vote shareholder is directed to Proxyweb Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted.

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR all nominees (Except as indicated)]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [email address]

Hyperlink 1 - (centered)

[Register for Electronic Delivery]

[Directs shareholder to electronic delivery sign-up screen(s)]

Hyperlink 2 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 3 - (centered)

[Printer Friendly Confirmation]

[If shareholder selects printer friendly confirmation, a confirmation in the following form appears that the shareholder can print]

Form Of

Proxyweb Printer Friendly Confirmation

Text - (left justified)

Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [trust name: fund name], as follows:

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Click here to Return

Hyperlink 4 - (right justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

Hyperlink 5 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to www.Fidelity.com]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

Proxyweb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to Fidelity Investments for
[trust name: fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.